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                                                                    Exhibit 23.3





                    CONSENT OF CHARLES CHU, KENNETH SIT & WU


We consent to the reference to us in this Registration Statement on Form F-3 of Deswell Industries, Inc. appearing under the heading "Enforceability of Civil Liabilities."



                                           /s/ Charles Chu, Kenneth Sit & Wu

                                            CHARLES CHU, KENNETH SIT & WU


Hong Kong
October 31, 2000